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                                Exhibit 10.15




                              AMENDED AND RESTATED
                      PORTFIELD INDEMNIFICATION AGREEMENT

         FOR VALUE RECEIVED, and in consideration of advances, credits or other financial accommodations which The WLD Trust, an Ohio Testamentary Trust ("WLD Trust"), may now or hereafter extend to Portfield Investments, Inc., a corporation formed under the laws of the state of Colorado ("Portfield"), pursuant to a loan made by Morgan Guaranty Trust Company of New York ("Morgan") to Portfield under that certain Demand Note dated February 28, 1997 (the "Note"), Portfield hereby unconditionally and absolutely agrees to indemnify and hold WLD Trust harmless from and against any and all costs, indebtedness, obligations and liabilities of every kind and nature, whether now existing or hereafter created or arising, whether direct or indirect, absolute or contingent, which WLD Trust pays or incurs under that certain Guaranty dated February 28, 1997 (the "Guaranty") given by WLD Trust to Morgan to guaranty Portfield's obligations under the Note, including all expenses, legal or otherwise, including court costs and reasonable attorney's fees, which WLD Trust pays or incurs in connection therewith (collectively, the "Indebtedness"). Portfield covenants and agrees to pay and perform its liabilities and obligations under the Note promptly as and when the same shall become due to Morgan thereunder, and Portfield shall not commit nor permit to occur any default under the provisions of the Note.

         This Amended and Restated Indemnification Agreement amends and restates that certain Indemnification Agreement dated March 12, 1997 given by Portfield to WLD.

         Portfield's obligations hereunder are secured by a pledge of "Collateral" as defined in and pursuant to that certain Amended and Restated WLD Security Agreement of even date herewith by and among WLD Trust, Portfield, Wescourt Group, Inc., a corporation formed under the laws of the state of Delaware, Wescourt Distributing, Inc., a corporation formed under the laws of the state of Colorado, Wesfrac, Inc., a corporation formed under the laws of the state of Colorado, Westec Denver, Inc., a corporation formed under the laws of the state of Colorado, Petro-Mark Corp. Utah, a corporation formed under the laws of the state of Colorado, Petro-Mark Corp., a corporation formed under the laws of the state of Colorado, Petro-Mark Corp. Montrose, Inc., a corporation formed under the laws of the state of Colorado, Westec Fruita, Inc., a corporation formed under the laws of the state of Delaware, Montrose Propane, Inc., a corporation formed under the laws of the state of Colorado, Grand Mesa Texaco, Inc., a corporation formed under the laws of the state of Colorado, Fruita RP Holding, Inc., a corporation formed under the laws of the state of Delaware, Super-Mart Convenience Stores, Inc., a corporation formed under the laws of the state of Colorado, and Moffitt Oil Company, Inc., a corporation formed under the laws of the state of Texas.

         The terms of this Amended and Restated Indemnification Agreement are subject to the terms, express or implied, and provisions of a certain First Amended and Restated Intercreditor and Subordination Agreement, dated as of the date hereof, among Heller Financial, Inc., a corporation formed under the laws of the state of Delaware, National Canada Finance Corp., a corporation formed under the laws of the state of Delaware, WLD Trust and the other parties named



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therein, as the same may be amended, modified, substituted or replaced from time to time (the "First Amended and Restated Intercreditor Agreement"), and to the extent any conflict arises between this Amended and Restated Indemnification Agreement and the First Amended and Restated Intercreditor Agreement, then the terms of the First Amended and Restated Intercreditor Agreement shall control in all respects and this Amended and Restated Indemnification Agreement shall be interpreted as if those terms of the First Amended and Restated Intercreditor Agreement are explicitly set forth herein.

         Portfield's obligations hereunder shall be unconditional and shall not be subject to any defense, setoff, counterclaim or recoupment whatsoever, irrespective of the genuineness, validity, regularity or enforceability of the Note or Guaranty or any conduct of Portfield, WLD Trust or Morgan which might constitute a legal or equitable discharge of a surety, guarantor or guaranty.

         WLD Trust may continue to act in reliance on Portfield's indemnification hereunder, and this Amended and Restated Indemnification Agreement shall remain in full force and effect with respect to the Indebtedness until all amounts to be paid and actions to be performed by Portfield under the Note have been paid and performed in full. Portfield agrees that this Amended and Restated Indemnification Agreement shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of the Note or the Indebtedness is set aside, rescinded, or must otherwise be returned by WLD Trust or Morgan for any reason, including the insolvency, bankruptcy or reorganization of Portfield or any other person or entity, and this Amended and Restated Indemnification Agreement shall be binding and enforceable as though such returned or rescinded payment had never been made.

         The liability hereunder shall not be affected or impaired by, and WLD Trust and Morgan are hereby expressly authorized to make from time to time, without notice to anyone, any sale, pledge, surrender, compromise, release, renewal, extension, modification or other disposition of or with respect to the Note or this Amended and Restated Indemnification Agreement or any security or collateral therefor, and such liability shall not be affected or impaired by any acceptance by WLD Trust or Morgan of any security for, or other guarantors of, the Note, or by any forbearance or indulgence by WLD Trust or Morgan in the collection of, or any failure, neglect or omission on its part to realize upon any collateral or security therefor, or to enforce any lien upon or right of appropriation of any monies, credits or property of Portfield in the possession of WLD Trust or Morgan, or by any application of payments or credits on the Indebtedness or the Note.

         Any and all monies, credits or other property belongings to Portfield in the possession or under the control of WLD Trust may be appropriated and applied against the liability of Portfield hereunder.

         Portfield waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Amended and Restated Indemnification Agreement, notice of any loans made, extensions granted or other action taken in reliance hereon and all demands and notices of any kind in connection with this Amended and Restated Indemnification Agreement or the Indebtedness. No delay on the part of WLD Trust or Morgan in the exercise of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy. No action





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of WLD Trust or Morgan permitted hereunder shall in any way impair or affect this Amended and Restated Indemnification Agreement.

         As a condition to payment or performance by Portfield under this Amended and Restated Indemnification Agreement, neither WLD Trust nor Morgan shall be required to, and Portfield hereby waives any rights to require WLD Trust or Morgan to prosecute or seek to enforce any remedies against any other party liable to WLD Trust or Morgan on account of the Guaranty, the Note or the Indebtedness or to require WLD Trust or Morgan to seek to enforce or resort to any remedies with respect to any security interests, liens or encumbrances granted to WLD Trust or Morgan by Portfield or any other party on account of the Guaranty or the Indebtedness.

         Portfield agrees to pay, upon WLD Trust's demand therefor, any and all costs, fees and expenses (including reasonable attorneys' fees, costs and expenses) incurred by WLD Trust (i) in enforcing any of WLD Trust's rights hereunder, and (ii) in representing WLD Trust in any litigation, contest, suit or dispute, or to commence, defend or intervene or to take any action with respect to any litigation, contest, suit or dispute (whether instituted by WLD Trust, Morgan, Portfield or any other person) in any way relating to the Note and to the extent not paid the same shall become part of the Indebtedness hereunder. Any sums not paid when due hereunder bear interest until paid at the default rate specified in the Note. Enforcement costs and interest are included in the "Indebtedness" and secured by the Amended and Restated WLD Security Agreement.

         This Amended and Restated Indemnification Agreement, and each and every part hereof, shall be binding upon Portfield and upon the successors and assigns of Portfield, and shall inure to the benefit of WLD Trust, its successors and assigns.

         THIS AMENDED AND RESTATED INDEMNIFICATION AGREEMENT HAS BEEN EXECUTED, DELIVERED AND ACCEPTED AT AND SHALL HAVE BEEN DEEMED TO HAVE BEEN MADE AT FRUITA, COLORADO, AND SHALL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO OTHER THAN LAWS PERTAINING TO CONFLICTS. PORTFIELD HEREBY WAIVES ANY OBJECTION TO IMPROPER VENUE, FORUM NON CONVENIENS, AND ANY RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION OR IN ANY LITIGATION OR ANY COURT WITH RESPECT TO OR ARISING OUT OF THIS AMENDED AND RESTATED INDEMNIFICATION AGREEMENT. THIS WAIVER IS INFORMED AND FREELY MADE. PORTFIELD ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO WLD TRUST TO ENTER INTO A BUSINESS RELATIONSHIP, THAT IT HAS ALREADY RELIED ON THE WAIVER IN ACCEPTING THIS AMENDED AND RESTATED INDEMNIFICATION AGREEMENT, AND THAT IT WILL CONTINUE TO RELY ON THE WAIVER IN ITS RELATED FUTURE DEALINGS. PORTFIELD FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.





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IN WITNESS WHEREOF, the undersigned has executed and delivered this Amended and
Restated Indemnification Agreement on this April 11, 1997.

                             Portfield Investments, Inc., a Colorado corporation



                             By:
                                  --------------------------------------
                                  Keith Holder
                             Its: President

                             Address for notices:    1493 Highways 6 and 50
                                                     Fruita, Colorado  80521







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